Merrill Lynch Chemical
Industry Conference
March 19, 2003

Millennium Chemicals

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MERRILL LYNCH CHEMICAL CONFERENCE

WILLIAM M. LANDUYT
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

March 19, 2003

Slide 1 - Logo

Thanks Don for that intro, and thank all of you for joining us.

In the time reserved for formal remarks, I'm going to try and cover:

•   Our major businesses and the important industry dynamics around them; and

•   Millennium’s overall strategic direction as we continue to push the concept of running our wholly owned businesses under an operational excellence model in what remain challenging times for the business of chemistry.

Slide 2 - Disclaimer

But before we start, our lawyers asked me to preface with our safe harbor legal statement: The statements made on this conference call relating to matters that are not historical facts, are forward looking statements.

Our forward-looking statements are present expectations and actual events and results may differ materially due to the impact of factors such as industry cyclicality, general economic conditions, production capacity, competitive products and prices and other risks and uncertainties detailed in the Company’s SEC filings. Please note we disclaim any obligation to update our forward-looking statements.

MILLENNIUM CHEMICALS
Strategic Priorities

Millennium Chemicals

- Optimize long-term cash flow from our businesses via disciplined and targeted growth, cost reduction and improved asset utilization
- Reduce debt and regain investment grade status

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Slide 3 - Strategic Priorities

I’ll begin by reminding you what our top priority is: Optimize long-term cash flow from our businesses and our investment in Equistar, so as to reduce leverage and return to investment grade credit status.

Our activities over the past 18 months or so have been directed to the achievement of disciplined and targeted growth, cost reduction and improved asset utilization. We are even now testing our business plan with an independent third party to help drive optimal performance for our stakeholders.

MILLENNIUM CHEMICALS

Including Equistar

Equistar
51%
TiO2
36%
Acetyls
10%
3%
F&F

$3.2 bn revenue

Wholly Owned

TiO2
73%
Acetyls
21%
6%
F&F

$1.6 bn revenue

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Slide 4 - Revenue

Just as background, Millennium Chemicals is a $3.2 billion business when our 29.5 percent ownership of Equistar is included along with our wholly owned businesses. The three wholly owned businesses comprise approximately half of our company’s pro forma revenue. Our $350 million Acetyls business is made up of Vinyl Acetate Monomer or VAM, Acetic Acid, and a Methanol joint venture with Linde Gas. We are the number 2 producer in the US for both VAM and Acid and operate proprietary technology for both. Flavors and Fragrances converts crude sulfate turpentine and other raw materials into a broad array of products for the food and perfume industries to affect taste and smell. Titanium Dioxide is our largest wholly owned business at $1.1 billion in sales and represents about three-quarters of our wholly owned business.

MILLENNIUM CHEMICALS
Financial Performance

Millennium Chemicals

$mn

Revenue

1,589
1,793
1,590
1,554
1999
2000
2001
2002

EBITDA

264
330
185
195
1999
2000
2001
2002

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Slide 5 - Financial Performance

A whole lot of people who have worked in or observed the business of chemistry for a lot longer than me have described the last two years as, “The worst for the chemical industry in over two decades.”

I’ll come back to this at the end of the formal presentation describing how the women and men of Millennium have responded to those conditions as well as give you some feel for why we believe 2003 is shaping up as a better year for our Company. But first, let’s go through our principal businesses, starting with TiO2.

TITANIUM DIOXIDE
2002 Market Mix

Millennium Chemicals

Industry

Plastics
24%
Other
5%
Paper
11%
Coatings
60%

4.0 million MT

Millennium

Plastics
23%
Other
3%
Paper
12%
Coatings
62%

.62 million MT

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Slide 6 - 2002 Market Mix

Looking at our customer base, Millennium’s market mix is similar to the industry as a whole. Our mix changed over the last two years as we de-emphasized the North American fine paper market in favor of more profitable coatings and plastics business.

2002 INDUSTRY YEAR END
Capacity & Estimated Market Share

Millennium Chemicals

	Capacity 000 tpa	Market Share (%)
DuPont	1,030	25
Millennium	690	16
Kerr-McGee	605	13
Huntsman (Tioxide)	590	13
Kronos	450	11
Total Top Five	3,365	78
ISK	206	4
Kemira	120	3
Others	864	14
Total	4,555	100

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Slide 7 - TiO2 Capacity & Market Share

We’re a solid number 2 in market share globally. Our industry is certainly competitive, as we’ll see in a minute, but supply is concentrated with almost 80% of capacity in the hands of five global suppliers. Supply is not likely to increase much beyond minor debottleneckings, which we estimate will increase capacity by less then 1 percent per year over the next planning period. This is driven by the need to improve margins before any significant new capacity capital can be justified. Most capital will be directed to improving results from existing facilities for such things as better reliability, improving yields, and meeting higher environmental requirements.

TITANIUM DIOXIDE
Capacity/Demand Balance

Millennium Chemicals

6,000
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
000 metric tons
100%
95%
90%
85%
80%
75%
70%
65%
60%
Outlook
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Effective Capacity
Demand
Operating Rate

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Slide 8 - Demand and Supply - TiO2

With that as a background, forecasts show a rise to nominal operating rates of 94% by 2007 from about 90% in 2001. We forecast demand growth for bulk TiO2 to average 1.8% annually through 2005, with supply growing at about one-half of 1% annually on average over that period.

Operating rates where we are today have proven to be consistent with pricing power for producers, especially coming off of historically low price points similar to those we saw in the first quarter of 2002. Longer term we like the trend shown here, and since the lead time on significant new capacity is a minimum of three years, we’re fairly confident in the supply side of the graph.

TITANIUM DIOXIDE
Average Global Operating Rate

Millennium Chemicals

100
95
90
85
80
75
% of capacity
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02

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Slide 9 - Global Operating Rate

In fact, TiO2 operating rates have been improving both industry-wide and for Millennium specifically.

As we discussed earlier, with demand increases expected to outstrip very limited capacity additions for the industry as a whole, again, we enter 2003 very favorably positioned, especially when compared to a year ago.

TITANIUM DIOXIDE
Global Price Trend

Millennium Chemicals

Price in US$

120
110
100
90
80
Price index
1Q95
3Q95
1Q96
3Q96
1Q97
3Q97
1Q98
3Q98
1Q99
3Q99
1Q00
3Q00
1Q01
3Q01
1Q02
3Q02
4Q02

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Slide 10 - Ti02 Global Price Trend

This slide puts TiO2 pricing into historical perspective. You can see here that TiO2 cycles about 10% around normalized nominal pricing levels. While we went into a steeper drop than that through the first quarter of 2002, there has been pretty steady progress back to historical averages since then, with further price increases on the table.

TITANIUM DIOXIDE
Operating Profit - Variance Analysis

$mn

2001	72
Volume	12
Price	(83)
Cost	62
2002	63

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Slide 11 - Operating Profit

The 17% price decline resulted in a negative effect on our 2002 results compared to 2001 of $83 million in operating profit. Our broad cost reduction effort plus improved volume nearly completely offset that loss.

TITANIUM DIOXIDE
Current State of the Industry

Millennium Chemicals

- 2002 demand was very strong at +6-8%
- Global producer year-end inventories low at 45-55 days
- Operating rates are running 92-95%
- First quarter global price increase announced
- Incremental only capacity additions in 2003

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Slide 12 - State of the Industry

To sum up the state of the industry, demand is up more then twice long term rates this past year and inventory held by producers at year end was in the 45 to 55 day range depending on region. Operating rates are being pushed up into the low 90‘s but producers are struggling to achieve consistently higher levels due to past restricted spending for maintenance and limited money for reliability improvements or capacity additions. Prices will continue to recover but have a ways to go before reaching re-investment levels.

TITANIUM DIOXIDE
Outlook

Millennium Chemicals

- Sales volume in 1Q03 anticipated to be up 2-4% compared to 4Q02
- Prices increased about 4-5% in 1Q03 over 4Q02
- Focus on cost controls
- Finished goods inventories began 2003 at 10% below January 1, 2002 levels
- Operating rates in mid 90's

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Slide 13 - TiO2 Outlook -

The low profitability of the past two years continues to keep the industry focused on costs even as the supply demand balance allows for price increases. Improving efficiency of high cost plants is critical to their long-term viability. With limited new capacity coming on in the next two years, profitability in this industry should improve.

VINYL ACETATE MONOMER
Worldwide Supply/Demand

Millennium Chemicals

5.0
4.5
4.0
3.5
3.0
mn metric tons
100%
90%
80%
70%
60%
global operating rate
1998
1999
2000
2001
2002
2003
2004
2005
Effective capacity
Demand
Operating rate

Sources: Tecnon; ICIS-LOR; NPRA

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Slide 14 - VAM Supply and Demand

Our second-largest wholly owned business is acetyls. We produce about 225 million gallons of methanol with our 15% partner, Linde, in La Porte Texas. We use a little over one-third of that to produce acetic acid and merchant the rest. Of our 545,000 metric tons of acid, we use about two-thirds of that internally and under a toll arrangement with DuPont to make about 385,000 metric tons of Vinyl Acetate Monomer.

As you can see on this slide, after absorbing significant capacity additions in 2001 and 2002 and the drop in demand that came with the manufacturing sector’s recession, operating rates have been rising and should support price initiatives on the back of rising natural gas raw material costs.

As a reference point, we made about $69 million of EBITDA in 2000, the last time operating rates were at roughly today’s levels.

ACETYLS
Price Increases Announced - 2003

Millennium Chemicals

Effective Starting	10/1/02	1/1/03	2/14/03	3/1/03
VAM				
North America (per lb)	$0.03	$0.015	$0.03	$0.08
Europe (Euro/mt)	70	35	65	160
Asia (per mt)	$175	$35	$70	$175
South America (per mt)	$70	$75	$75	$175
Acetic Acid				
North America (per lb)	$0.03	$0.015	$0.015	$0.06
Europe (Euro/mt)	60	40	30	125
Asia (per mt)	$30	$40	$65	$135

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Slide 15 - Price increases

As with TiO2, a series of price increases have gone into effect as we continued to attempt to pass through recent energy-related cost increases.

ACETYLS
Outlook

Millennium Chemicals

- Price increases for 2003 being implemented in 1Q03
- Demand in 1Q03 for VAM and acetic acid flat with 4Q02 levels
- 1Q03 results are expected to be positive but below 4Q02
  - Higher natural gas and ethylene costs more than offsetting lag in price increases

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Slide 16 - Acetyls Outlook

While we had hoped for first quarter 2003 results to be in line with the last two quarters of 2002, the unprecedented spike in feedstock prices that we experienced in February and early March now suggest results will be positive but off our earlier expectations

SPECIALTY CHEMICALS
Outlook

Millennium Chemicals

- 1Q03 operating results are expected to slightly improve over 4Q02
  - Sales volume in January should increase from 4Q02 levels
  - New product sales growth continues

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Slide 17 - Specialties Outlook

Our smallest wholly owned business is our Specialty Flavor and Fragrance business. Recent results have been disappointing due to industry overcapacity. Planned and unplanned outages affected the fourth quarter negatively and we broke even at the EBITDA line for the quarter.

The good news is that so far 2003 is looking like a better year based on our order book. Since much of our competition sells in euros, our dollar prices look lower to those European customers, which should boost demand.

EQUISTAR
Ethylene Supply/Demand Dynamics

Millennium Chemicals

North America
40,000
35,000
30,000
25,000
20,000
000s metric tons
100
90
80
70
60
50
%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Capacity
Demand
Operating Rate

Source: CMAI

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Slide 18 - Equistar Supply and Demand

Of course as most of you here are well aware, Millennium is very leveraged to the ethylene/polyethylene cycle through our 29.5% interest in Equistar. Lyondell owns the other 70.5%.

While, frustratingly, the next up cycle seems to be continually moving out due to the slow United States manufacturing sector recovery, it is certainly the consensus view from independent industry observers, that operating rates and profitability should improve from current trough levels and that a cyclical run-up will start to gather steam in 2004. That should mean Equistar will resume making cash distributions to its partners around that time.

EQUISTAR
Outlook

Millennium Chemicals

- Feedstock costs remains volatile and uncertain
- Volumes should improve as economy improves
- Price increases still lagging feedstock prices
- Longer-term prospects encouraging

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Slide 19 - Equistar Outlook

Trough margin conditions due to high feedstock costs continued, and conditions actually deteriorated in the first quarter of 2003. Price increases have been announced; however, the effect of historically high energy-related feedstocks will make for a very difficult first quarter. Equistar’s ethylene cash costs have risen significantly faster than the effective price increases we have obtained or expect to obtain in this quarter. Due to price protection and market forces, typically, there is a lag of weeks to months before a cost increase in our feedstocks translate to full or partial price increase realization in polymers and derivatives. Accordingly, we forecast our equity loss in Equistar’s results will be greater than the $35 million loss we recorded in the fourth quarter of 2002. Industry analysts do believe Equistar will enjoy improved supply/demand conditions beginning in the second or third quarter, as operating rates move closer to the mid 90%.

MILLENNIUM CHEMICALS
Debt Maturity Profile

$mn

Amortization of outstanding long-term debt by year

600
500
400
300
200
100
0
12
6
25
534
383
14
250
2003
2004
2005
2006
2008
2009 - 2025
2026

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Slide 20 -Debt maturity

In any event Millennium and most industry experts, including CMAI predict a cyclical peak well ahead of the next significant maturity dates for our long-term debt. We would hope to be comfortably back into investment grade territory by the time we reach that 2006 date.

I’ll also report that Millennium expects to be in compliance with all covenants under our Credit Agreement at March 31, 2002. Compliance with these covenants is monitored frequently in order to assess the likelihood of continued compliance. However, given the uncertainty around energy pricing and general economic activity in the currently unsettled times, if economic and business conditions do not improve significantly in the second quarter of 2003, it is unlikely we will be in compliance with certain of these financial covenants at June 30, 2003. Accordingly we are seeking a waiver or amendment to the Credit Agreement, which we expect to obtain by June 30, 2003.

MILLENNIUM CHEMICALS
SD&A Costs

$mn

Reduced 37% since reorganization

Reduced headcount, contractors and consultants

Reduced travel and discretionary spending

200
146
126
2000
2001
2002

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Slide 21 - S D&A Costs

I’d like to switch gears a bit and speak to some of the actions we have taken as a company to counteract the difficult economic conditions we’ve been faced with over the last two years. We’ve reduced our overheads by about $74 million from where we were in 2000. Increased pension expense and health care costs will present a challenge for next year, but our focus on efficiency is now a permanent part of our culture.

MANUFACTURING
Staffing

Total manufacturing staffing reduced by 20% from 1999

Reduced supervisory levels

4,480
4,280
3,542
3,585
1999
2000
2001
2002

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Slide 22 - Staffing

Manufacturing staffing, including full-time contractors has been reduced by 20% over the last three years and yet I’m proud to report that we set new records this year for quality and reliability. TiO2 production was the second highest in our history.

Productivity has been improved by reducing the number of organization levels and by implementing self-directed teams at our manufacturing sites.

CAPITAL EXPENDITURES

$mn

109
110
97
71
60 - 70
1999
2000
2001
2002
2003E

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Slide 23 - Capital

We have worked very hard in controlling capital expenditures without compromising safety and environmental issues and finished at a spending level of $71 million in 2002, quite a bit lower than our trailing three year average at the beginning of 2002, which was more than $100 million. In 2003 we will continue to be very selective approving projects and expect spending to be in the range of $60-70 million this year.

STRATEGIC PRIORITIES

Millennium Chemicals

- Optimize long-term cash flow from our businesses via disciplined and targeted growth, cost reduction and improved asset utilization
- Reduce debt and regain investment grade status

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24

Slide 24 - Strategic Priorities

I’ll end by repeating what our top priority is: Optimize long-term cash flow from our businesses and our investment in Equistar, so as to reduce leverage and return to investment grade credit status.

Millennium Chemicals

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Slide 25 - Logo

We have our challenges in our fragrance chemicals business and in Equistar, but overall we are poised to take advantage of the sacrifices and hard work our people have made over the last two years.

With our lowered cost base and improved prices for our major products, overall prospects for our wholly owned businesses are favorable as we enter 2003.

Finally, Millennium has no current intention to change its long-standing dividend policy.

Thanks for your time and attention and in the time left I will be happy to take a few questions.